                                                                     EXHIBIT 3.1


                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE


     I, ELISHA C. DUKES, Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Incorporation of the "PKG CORPORATION", as received and filed in this office the nineteenth day of April, A.D. 1965, at 10 o'clock A.M.



                    In Testimony Whereof, I have hereunto set my hand and official seal at Dover this eighteenth day of May in the year of our Lord one thousand nine hundred and sixty-five.




[SEAL]                                            /s/ ELISHA C. DUKES
                                                  ------------------------------
                                                              Secretary of State

                                                  /s/ G. F. Downs
                                                  ------------------------------
                                                        Ass't Secretary of State

                          CERTIFICATE OF INCORPORATION
                                       OF
                                PKG CORPORATION


         FIRST. The name of the Corporation is PKG CORPORATION.

         SECOND. Its principal office in the State of Delaware is located at No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name and address of its resident agent is The Corporation Trust Company, No. 100 West Tenth Street, Wilmington 99, Delaware.

         THIRD. The nature of the business, or objects or purposes to be transacted, promoted or carried on are:

         To produce, to manufacture, mold or otherwise fabricate, to buy, sell, exchange or otherwise deal in and with lumber, timber, pulp, paper, paper board and other fibrous products, materials commonly known as plastics and other similar materials and containers, boxes, packages, packaging and products of all kinds made therefrom or from any other ingredients or materials and in any and all materials, ingredients, articles and products that are now or hereafter may be related to or used in connection with such production, manufacture, molding, fabrication or dealing.

         To manufacture, buy, sell and deal in and with all kinds of building and structural materials and supplies, machinery and mechanical equipment of all kinds.

         To construct, build, purchase, lease, equip or otherwise acquire, and to hold, own, improve, develop, manage, maintain, control, lease, mortgage, create liens upon, sell, convey or otherwise dispose of and turn to account, any and all plants, machinery, works, implements and things or property, real or personal, of every kind and description incidental to, connected with or suitable or convenient for any of the purposes enumerated in this certificate of incorporation; any and all tracks, locomotive, railroad cars, tank cars, motor cars, motor trucks and vehicles of any and every description, necessary or convenient in connection with any of the businesses enumerated in this certificate of incorporation; and any and all ships, docks, boats, barges, floats and vessels (whether operated by steam, electric, oil, gasoline or any other power), docks, wharves, dry docks, repair shops, elevators, piers, terminals, warehouses and storage plants, facilities, connections and installations necessary or convenient for any of the businesses enumerated in this certificate of incorporation.

         To acquire by lease, purchase, contract, concession or otherwise, and to own, develop, explore, exploit, improve, operate, lease, enjoy, control, manage or otherwise turn to account, mortgage, grant, sell, exchange, convey or otherwise dispose of any and all real estate, lands, options, concessions, leases, grants, land patents, franchises, deposits, mines, mining rights, quarries, locations, claims, rights, privileges and easements, tenements, appurtenances and hereditaments, interests and properties of every description and nature whatsoever which this Corporation may deem wise and proper in connection with the conduct of any business or businesses enumerated in this Certificate of Incorporation or in any other business in which this Corporation may lawfully engage.

         To carry on and conduct research work upon any and all problems arising in connection with the development of its properties or in connection with any of the other objects and purposes of the Corporation.

         To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, ware and merchandise and personal property of every class and description.

         To acquire, and pay for in cash, stock or bonds of this Corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

         To enter into, make and perform contracts of every kind and description with any person, firm, association, corporation, municipality, county, state, body politic or government or colony or dependency thereof.

         To borrow or raise moneys for any of the purposes of the Corporation, and from time to time, without limit as to amount to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidence of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

         To loan to any person, firm or corporation any of its funds, either with or without security.

         To have one or more offices, to carry on all or any of its operations and business and without restriction or limit as to amount to purchase or otherwise acquire, hold, own, mortgage, sell, convey, or otherwise dispose of real and personal property of every class and description in any of the States, Districts, Territories or Colonies of the United States, and in any and all foreign countries, subject to the laws of such State, District, Territory, Colony or Country.

         To conduct and carry on any of the objects and purposes herein enumerated through or by means of investment in subsidiaries or in the stock, securities, or other evidences of interest in corporations, associations, partnerships, or trust estates engaged in carrying on or conducting any one or more of the businesses or enterprises which the Corporation is authorized to conduct and carry on hereunder.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Delaware upon corporations formed under the General Corporation Law of the State of Delaware, and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do.

         The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but the objects and purposes specified in each of the foregoing clauses of this Article shall be regarded as independent objects and purposes.

         FOURTH. The total number of shares which the Corporation shall have authority to issues is two hundred (200) and the Par Value of each of said shares is Five Dollars ($5.00), amounting in the aggregate to One Thousand Dollars ($1,000.00).

         FIFTH. The minimum amount of capital with which the Corporation will commence business is One Thousand Dollars ($1,000.00).

         SIXTH. The names and places of residence of the Incorporators are as follows:

              NAMES                               RESIDENCES
              -----                               ----------

         A. D. Atwell                        Wilmington, Delaware

         F. J. Obara, Jr.                    Wilmington, Delaware

         A. D. Grier                         Wilmington, Delaware

         SEVENTH. The Corporation is to have perpetual existence.

         EIGHT. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

         NINTH. Ownership of shares of any class of the capital stock of the Corporation shall not entitle the holders thereof to any pre-emptive right to subscribe for or purchase or to have offered to them for subscription or purchase any additional shares of capital stock of any class of the Corporation or any securities convertible into any class of capital stock of the Corporation, whether now or hereafter authorized, however acquired, issued or sold by the Corporation, it being the purpose and intent hereof that the Board of Directors shall have full right, power and authority to offer for subscription or sell or to make any disposal of any or all unissued shares of the capital stock of the Corporation or any securities convertible into stock or any or all shares of stock or convertible securities issued and thereafter acquired by the Corporation, for such consideration, in money or property, as the Board of Directors in its sole discretion shall determine.

         TENTH. All corporate powers shall be exercised by the Board of Directors except as otherwise provided by statute.

         The number of Directors of the Corporation shall be fixed from time to time by the By-Laws and may be altered as the By-Laws may provide.

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

         (a) To make, amend, alter, change, add to or repeal the By-Laws of the corporation.

         (b) To fix, determine and vary from time to time the amount to be maintained as surplus and the amount or amounts to be set apart as working capital.

         (c) To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

         (d) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

         (e) By resolution passed by a majority of the whole Board, to designate one or more committees, each committee to consist of two or more of the Directors of the Corporation, which, to the extent provided in the Resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the By-Laws of the Corporation or as may be determined from time to time by Resolution adopted by the Board of Directors.

         (f) When and authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders' meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as its Board of Directors shall deem expedient and for the best interests of the Corporation.

         (g) Without the assent or vote of the stockholders, to authorize and issue obligations of the Corporation in such amounts and having such terms and provisions as the Board of Directors in its sole discretion shall determine and to authorize and cause to be executed mortgages and liens, without limit as to amount, upon the real and personal property of the Corporation.

         (h) From time to time to determine whether and to what extent, at what time and place, and under what conditions and regulations the accounts and books of the Corporation or any of them shall be open to the inspection of any stockholder and no stockholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statute or the By-Laws or as authorized by a Resolution of the stockholders or the Board of Directors.

         (i) To authorize the payment of compensation to the Directors for services to the Corporation, including fees for special services to the Corporation and for attendance at meetings of the Board of Directors and of any committees of the Board of Directors and to determine the amount of such compensation and fees.

         (j) At any time or from time to time (without any action by the stockholders of the Corporation) to create and issue, whether or not in connection with the issue and sale of any shares of stock or other securities of the Corporation, rights or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes or of any series of any class or classes, such rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times, which may be limited or unlimited in duration, at or within which, and the price or prices at which any such shares may be purchased from the Corporation upon the exercise of any such right or option shall be such as shall be fixed and stated in the Resolution or Resolutions adopted by the Board of Directors providing for the creation and issue of such rights or options, and, in every case, set forth or incorporated by reference in the instrument or instruments evidencing such right or options.

         No contract or other transaction between the Corporation or any other corporation shall be affected or invalidated by the fact that one or more of the Directors of this Corporation are interested in, or is a director or Directors or Officer or Officers of such other corporation, and no contract or other transaction between the Corporation and any other person or firm shall be affected or invalidated by the fact that one or more of the Directors of this Corporation is a party to, or are parties to, or interested in, such contract or transaction; provided that in each such case the nature and extent of the interest of such Director or Directors in such contract or other transaction and/or the fact that such Director or Directors is or are a Director or Directors or Officer or Officers of such other corporation is known to the Board of Directors or is disclosed at the meeting of the Board of Directors at which such contract or other transaction is authorized.

         A Director shall be fully protected in relying in good faith upon the books of account of the Corporation or statements prepared by any of its officials as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

         The Corporation may in its By-Laws confer powers upon its Board of Directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon it by statute.

         ELEVENTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangements and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be; and also on this Corporation.

         TWELFTH. Meetings of stockholders may be held outside the State of Delaware, if the By-Laws so provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation. Elections of Directors need not be by ballot unless the By-Laws of the Corporation shall so provide.

         THIRTEENTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereby prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         WE, THE UNDERSIGNED, being each of the Incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hands and seals this 19th day of April, A.D. 1965.


                                             A. D. ATWELL            (SEAL)
                                             ------------------------

                                             F. J. OBARA, JR.        (SEAL)
                                             ------------------------

                                             A. D. GRIER             (SEAL)
                                             ------------------------

                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE


     I, ELISHA C. DUKES, Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Amendment of Certificate of Incorporation of the "PKG CORPORATION", as received and filed in this office the eighth day of June, A.D. 1965, at 12:15 o'clock P.M.



                    In Testimony Whereof, I have hereunto set my hand and official seal at Dover this fifteenth day of July in the year of our Lord one thousand nine hundred and sixty-five.




[SEAL]                                            /s/ ELISHA C. DUKES
                                                  ------------------------------
                                                              Secretary of State

                                                  /s/ G. F. Downs
                                                  ------------------------------
                                                        Ass't Secretary of State

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                PKG CORPORATION

                                ---------------

                   Adopted in accordance with the provisions of Section 242 of the General Corporation
                   Law of the State of Delaware

                                ---------------


         WE, Cecil C. Johnson, President and M. H. Covey, Secretary, of PKG Corporation, a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said corporation as follows:

         1. That the Certificate of Incorporation of said corporation has been amended by striking out the whole of Article FIRST thereof as it now exists and inserting in lieu thereof a new Article FIRST, reading as follows:

         "FIRST: The name of the corporation is PACKAGING CORPORATION OF AMERICA hereinafter referred to as the "Corporation""


         2. That such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, We, Cecil C. Johnson, president and M. H. Covey, Secretary, of PKG Corporation, have signed Certificate and caused the corporate seal of said corporation be hereunto affixed this 8th day of June, 1965.


[SEAL]                                            /s/ Cecil C. Johnson
                                                  -----------------------------
                                                      President

                                                  /s/ M. H. Covey
                                                  -----------------------------
                                                      Secretary


STATE OF TEXAS   )
                 ) SS:
COUNTY OF HARRIS )

         BE IT REMEMBERED, that on this 8th day of June, 1965, personally before me Betty Weisbach, a Notary Public in and for the County and State aforesaid, duly commissioned and sworn to take acknowledgements or proofs of deeds, Cecil C. Johnson

President of PKG CORPORATION, a corporation of the State of Delaware, the corporation described in the foregoing Certificate, known to me personally to be such, and he, the said Cecil C. Johnson as such President, acknowledged the said Certificate to be his act and deed and made on behalf of said corporation; that the signature of said President and of the Secretary of said corporation to said foregoing certificate are in the handwriting of the said President and of the Secretary of the corporation, respectively, and that the seal affixed to the Certificate is the common or corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                             /s/ BETTY WEISBACH
                                             ----------------------------------
                                             Notary Public in and for Harris
[SEAL]                                       County, Texas
                                             My commission expires June 1, 1967

                               State of Delaware

                            [State of Delaware Seal]

                          Office of Secretary of State


     I, Elisha C. Dukes, Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Ownership of the "PACKAGING CORPORATION OF AMERICA", merging the "COATES BOARD & CARTON CO., INC.", pursuant to Section 253 of the General Corporation Law of the State of Delaware, as received and filed in this office the twenty-sixth day of April, A.D. 1967, at 10 o'clock A.M.


              In Testimony Whereof, I have hereunto set my hand and official seal at Dover this twenty-sixth day of April in the year of our Lord one thousand nine hundred and sixty-seven.


                                   /s/ ELISHA C. DUKES
                                   -----------------------------
                                              Secretary of State


                                   /s/ G. F. DOWNS
                                   -----------------------------
                                       Asst. Secretary of State

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                        COATES BOARD & CARTON CO., INC.
                                      INTO
                        PACKAGING CORPORATION OF AMERICA

                                   * * * * *


     PACKAGING CORPORATION OF AMERICA, a Corporation organized and existing under the laws of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That this Corporation was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware.

     SECOND: That this Corporation owns all of the outstanding shares (of each class) of the stock of Coates Board & Carton Co., Inc., a corporation incorporated on the 11th day of May, 1966, pursuant to the General Corporation Law of the State of Delaware.

     THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of the board on the 5th day of April, 1967, determined to and did merge into itself said Coates Board & Carton Co., Inc.:

     NOW, THEREFORE, BE IT RESOLVED, that Packaging Corporation of America merge, and it hereby does merge into itself said Coates Board & Carton Co., Inc, and assumes all of its obligations; and

     FURTHER RESOLVED, that the merger shall become effective on May 1, 1967;
and

     FURTHER RESOLVED that the proper officers of this Corporation be, and they hereby are, directed to make and execute, under the corporate seal of this Corporation, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Coates Board & Carton Co., Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said Packaging Corporation of America has caused its corporate seal to be affixed and this certificate to be signed by W. J. Wakefield, its Senior Vice President and A. A. Haller, its Assistant Secretary this 20th day of April A.D. 1967.




                              PACKAGING CORPORATION OF AMERICA

                              By /s/ W.J. WAKEFIELD
                                 --------------------------
                                 Senior Vice President

                              By /s/ A. A. HALLER
                                 --------------------------
                                 Assistant Secretary

STATE OF ILLINOIS     )
                      )SS:
COUNTY OF COOK        )



     BE IT REMEMBERED that on this 20th day of April A.D. 1967, personally came before me, Norma Lahger, a Notary Public in and for the County and State aforesaid, W. J. Wakefield, Senior Vice President of Packaging Corporation of America, a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said W. J. Wakefield as such Senior Vice President, duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said Senior Vice President and of the Assistant Secretary of said corporation to said foregoing certificate are in the handwriting of the said Senior Vice President and Assistant Secretary of said corporation respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                                   /s/ Norma Lahger
                                   --------------------
                                       Notary Public

My commission expires June 15, 1970.

                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE


     I, ELISHA C. DUKES, Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Ownership of the "PACKAGING CORPORATION OF AMERICA", a corporation organized and existing under the laws of the State of Delaware, merging the "NORTHWESTERN CORRUGATED BOX COMPANY", a corporation organized and existing under the laws of the State of Minnesota, pursuant to Section 253 of the General Corporation Law of the State of Delaware, as received and filed in this office the twenty-second day of December, A.D. 1967, at 10 o'clock A.M.



                    In Testimony Whereof, I have hereunto set my hand and official seal at Dover this twenty-second day of December in the year of our Lord one thousand nine hundred and sixty-seven.




[SEAL]                                            /s/ ELISHA C. DUKES
                                                  ------------------------------
                                                              Secretary of State

                                                  /s/ G. F. DOWNS
                                                  ------------------------------
                                                        Ass't Secretary of State


                        REC'D FOR RECORD DEC 22, 1967 LEO J. DUGAN, Jr. RECORDER

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                    MERGING

                      NORTHWESTERN CORRUGATED BOX COMPANY

                                      INTO

                        PACKAGING CORPORATION OF AMERICA

                                   * * * * *

         PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That this corporation was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware.

         SECOND: That this corporation owns all of the outstanding shares of the stock of NORTHWESTERN CORRUGATED BOX COMPANY, a corporation incorporated on the 27th day of March, 1947, pursuant to the General Corporation Law of the State of Minnesota.

         THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted at a meeting of the Board of Directors held on November 7, 1967, filed with the minutes of the board, determined to and did merger into itself said NORTHWESTERN CORRUGATED BOX COMPANY:

         RESOLVED, that PACKAGING CORPORATION OF AMERICA merge, and it hereby does merge into itself said NORTHWESTERN CORRUGATED BOX COMPANY, and assumes all of its obligations; and

         FURTHER RESOLVED, that the merger shall become effective on January 1, 1968.

         FURTHER RESOLVED, that the proper officers of this corporation be and they hereby are, directed to make and execute, under the corporate seal of this corporation, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said NORTHWESTERN CORRUGATED BOX COMPANY and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and a certified copy in the office of the Record of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

         FOURTH: Anything herein or elsewhere to the contrary notwithstanding this merger may be terminated and abandoned by the board of directors of PACKAGING CORPORATION OF AMERICA at any time prior to the date of filing the merger with the Secretary of State.

         IN WITNESS WHEREOF, said PACKAGING CORPORATION OF AMERICA has caused its corporate seal to be affixed and this certificate to be signed by W. J. Wakefield, its Senior Vice-President and A. A. Haller, its Assistant Secretary this 11th day of December A.D. 1967.


                                             PACKAGING CORPORATION OF AMERICA


                                             By /s/ W. J. WAKEFIELD
                                                -----------------------------
                                                Senior Vice-President


                                             By /s/ A. A. HALLER
                                                -----------------------------
                                                Assistant Secretary

[SEAL]


STATE OF ILLINOIS  )
                   ) SS:
COUNTY OF COOK     )


         BE IT REMEMBERED that on this 11th day of December 1967, personally came before me, a Notary Public in and for the County and State aforesaid, W.
J. Wakefield, Senior Vice President, and A. A. Haller, Assistant Secretary of PACKAGING CORPORATION OF AMERICA, a corporation of the State of Delaware, and they duly executed said certificate before me and severally acknowledged the said certificate to be their act and deed and the act and deed of said corporation and the facts stated therein are true; that the signatures of the said officers are in the handwriting of each of said officers respectively; and that the seal affixed to said certificate is the common or corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                                /s/ SUE GROWNEY
                                                -----------------------------
                                                Notary Public

[SEAL]

                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE


     I, EUGENE BUNTING, Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Ownership of the "PACKAGING CORPORATION OF AMERICA", a corporation organized and existing under the laws of the State of Delaware, merging "EPCO INC.", a corporation organized and existing under the laws of the State of Delaware and "SUPERIOR BOX AND BAG COMPANY, INC.", a corporation organized and existing under the laws of the State of Texas, pursuant to Section 253 of the General Corporation Law of the State of Delaware, as received and filed in this office the thirty-first day of December, A.D. 1970, at 10 o'clock A.M.



                    In Testimony Whereof, I have hereunto set my hand and official seal at Dover this thirty-first day of December in the year of our Lord one thousand nine hundred and seventy.




[SEAL]                                            /s/ EUGENE BUNTING
                                                  ------------------------------
                                                              Secretary of State

                                                  /s/ R. G. CALDWELL
                                                  ------------------------------
                                                        Ass't Secretary of State


                        REC'D FOR RECORD DEC 31, 1970 LEO J. DUGAN, Jr. RECORDER

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                                  EPCO INC. AND
                       SUPERIOR BOX AND BAG COMPANY, INC.
                                      INTO
                        PACKAGING CORPORATION OF AMERICA

                                    * * * *

         Packaging Corporation of America, a corporation organized and existing under the laws of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: that this corporation was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of Delaware.

         SECOND: that this corporation owns all of the outstanding shares of the stock of EPCO INC., a corporation incorporated on the 9th day of December, 1968, pursuant to the General Corporation Law of Delaware.

         THIRD: that this corporation owns all of the outstanding shares of the stock of Superior Box and Bag Company, Inc., a corporation incorporated on the 27th day of February, 1964, pursuant to the Business Corporation Act of the State of Texas.

         FOURTH: that this corporation by the unanimous written consent of its members, filed with the minutes of the Board of Directors on the 30th day of December, 1970 determined to and did merge into itself said EPCO INC. and Superior Box and Bag Company, Inc.

              RESOLVED: that Packaging Corporation of America merge, and it does hereby merge, into itself said EPCO INC. and Superior Box and Bag Company, Inc., and assumes all of their obligation; and further

              RESOLVED, that the merger shall become effective on January 1, 1971; and further

              RESOLVED, that the President or any Vice President and the Secretary or Assistant Secretary of this corporation be, and they hereby are, directed to make and execute, under the corporate seal of this Corporation, a Certificate of Ownership and Merger setting forth a copy of the resolution to merge said EPCO INC. and Superior Box and Bag Company, Inc. and to assume their liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and a certified copy in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever including, but not limited to the filing of the Articles of Merger with the Secretary of State of Texas, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

              IN WITNESS WHEREOF, said Packaging Corporation of America has caused its corporate seal to be hereunto affixed and this certificate to be signed by E. J. Kenn, its Vice President, and attested by A. A. Haller, its Assistant Secretary, this 30th day of December, 1970


                                        PACKAGING CORPORATION OF AMERICA

ATTEST:

/s/ A. A. HALLER                        By /s/ E. J. KENN
-----------------------------             --------------------------------------
    Assistant Secretary                             Vice President



STATE OF ILLINOIS   )
                    )SS
COUNTY OF COOK      )


         BE IT REMEMBERED, that on this 30th day of December 1970, personally came before me, a Notary Public in and for the County and State aforesaid, E. J. Kenn, Vice President of Packaging Corporation of America, a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein to be true; and that the seal affixed to said certificate and attested to by the Assistant Secretary of said corporation is the corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.




                                                                          [SEAL]

                                                  /s/ ROSE MARIE LANE
                                                  ------------------------------
                                                         Notary Public

State of Delaware   )
                    ) ss,
New Castle County   )


              I, Leo J. Dugan, Jr., Recorder of Deeds for New Castle County, Delaware, do hereby certify that Certified Copy of Certificate of Ownership of "PACKAGING CORPORATION OF AMERICA (DEL.)", merging "EPCO INC. (DEL.)", "SUPERIOR BOX AND BAG COMPANY, INC. (TEX.)" was received for record in this office on December 31, 1970 and the same appears of record in the Recorder's Office for said County.

         Witness my hand and Official Seal, this thirty-first day of December,
A. D. 1970.


                                                  /s/ LEO J. DUGAN, JR.
                                                  ------------------------------
                                                                       Recorder.

                                     [LOGO]


                                      State
                                       of
                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE


         I, Michael Harkins, Secretary of State of the State of Delaware, do hereby certify that the attached is a true and correct copy of Certificate of Ownership filed in this office on January 4, 1971



                                             /s/ Michael Harkins
                                             -----------------------------------
                                             Michael Harkins, Secretary of State
[SEAL]

                                             BY: /s/ M. C. DAVIS
                                                --------------------------------

                                             DATE:  August 15, 1989
                                                   -----------------------------

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                 THE EASTERN CORRUGATED CONTAINER CORPORATION,
                         COMMONWEALTH CONTAINER CORP.,
                        EASTERN PAPER PRODUCTS CO., INC.
                           MIDLAND PAPER CORPORATION,
                             MIDDLEPENN CORPORATION
                             PAPERBOARD SALES, INC.
                                      INTO
                        PACKAGING CORPORATION OF AMERICA

                                    * * * *

         Packaging Corporation of America, a corporation organized and existing under the laws of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: that this corporation was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware.

         SECOND: that this corporation owns all of the outstanding shares of the stock of The Eastern Corrugated Container Corporation, a corporation incorporated on the 9th day of March, 1922, pursuant to the Business Corporation Law of the State of New York.

         THIRD: that this corporation owns all the outstanding shares of the stock of Commonwealth Container Corp., a corporation incorporated on the 4th day of October, 1951, pursuant to the Business Corporation Act of the State of New Jersey.

         FOURTH: that this corporation owns all the outstanding shares of the stock of Eastern Paper Products Co., Inc., a corporation incorporated on the 18th day of December, 1952, pursuant to the Business Corporation Act of the State of New Jersey.

         FIFTH: that this corporation owns all the outstanding shares of the stock of Midland Paper Corporation, a corporation incorporated on the 18th day of September, 1950, pursuant to the Business Corporation Act of the State of New Jersey.

         SIXTH: that this Corporation owns all the outstanding shares of the stock of Middlepenn Corporation, a corporation organized on the 29th day of June, 1955, pursuant to the Business Corporation Law of the Commonwealth of Pennsylvania.

         SEVENTH: that this corporation owns all the outstanding shares of the stock of Paperboard Sales, Inc., a corporation organized on the 14th day of January, 1957, pursuant to the Business Corporation Law of the Commonwealth of Pennsylvania.

         EIGHTH: that this corporation by the unanimous written consent of its members, filed with the minutes of the Board of Directors on the 4th day of January, 1971, determined to and did merge into itself said The Eastern Corrugated Container Corporation, Commonwealth Container Corp., Eastern Paper Products Co., Inc, Midland Paper Corporation, Middlepenn Corporation and Paperboard Sales, Inc.

              RESOLVED, that Packaging Corporation of America merge, and it does hereby merge, into itself said The Eastern Corrugated Container Corporation, Commonwealth Container Corp., Eastern Paper Products Co., Inc., Midland Paper Corporation, Middlepenn Corporation and Paperboard Sales, Inc., and assumes all of their obligations; and further

              RESOLVED, that the merger shall become effective upon the date of filing with the Secretary of State of Delaware; and further

              RESOLVED, that the President or any Vice President and the Secretary or Assistant Secretary of this Corporation be, and they hereby are, directed to make and execute, under the corporate seal of this Corporation, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said The Eastern Corrugated Container Corporation, Commonwealth Container Corp., Eastern Paper Products Co., Inc., Midland Paper Corporation, Middlepenn Corporation and Paperboard Sales, Inc., and to assume their liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, including, but not limited to, filing with the Secretary of State of the states of New Jersey, New York and Pennsylvania, which may be in anywise necessary or proper to effect said merger.

         IN WITNESS WHEREOF, said Packaging Corporation of America has caused its corporate seal to be hereunto affixed and this certificate to be signed by
E. J. Kenn, its Vice President, and attested by A. A. Haller, its Assistant Secretary, this 4th day of January, 1971.


CORPORATE SEAL
                                                PACKAGING CORPORATION OF AMERICA

ATTEST:

/s/  A. A. HALLER                               By /s/ E. J. KENN
---------------------------------                  -----------------------------
  Assistant Secretary                                    Vice President


STATE OF ILLINOIS  )
                   )SS
COUNTY OF COOK     )


         BE IT REMEMBERED, that on this 4th day of January, 1971, personally came before me, a Notary Public in and for the County and State aforesaid, E. J. Kenn, Vice President of Packaging Corporation of America, a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the same certificate to be his act and deed and the act and deed of said corporation and the facts stated therein to be true; and that the seal affixed to said certificate and attested to by the Assistant Secretary of said corporation is the corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

    NOTARIAL SEAL                                  /s/ ROSE MARIE LANE
                                                   -----------------------------
                                                         Notary Public

                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE


              I, ROBERT H. REED, Secretary of State of the State of Delaware, DO HEREBY CERTIFY that the above and foregoing is a true and correct copy of Certificate of Ownership of the "PACKAGING CORPORATION OF AMERICA", a corporation organized and existing under the laws of the State of Delaware, merging "THE E-Z-DO COMPANY", a corporation organized and existing under the laws of the State of New Jersey, pursuant to Section 253 of the General Corporation Law of the State of Delaware, as received and filed in this office the ninth day of April, A.D. 1973, at 10 o'clock A.M.

                  In Testimony Whereof, I have hereunto set my hand and official seal at Dover this ninth day of April in the year of our Lord one thousand nine hundred and seventy-three.



                                                  /s/ ROBERT H. REED
                                                  ------------------------------
                                                              Secretary of State
[SEAL]

                                                  /s/ M. BIDDLE
                                                  ------------------------------
                                                        Ass't Secretary of State




                           REC'D FOR RECORD 4-9-1973 LEO J. DUGAN, Jr., RECORDER

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                               THE E-Z-DO COMPANY
                                      INTO
                        PACKAGING CORPORATION OF AMERICA


                                   * * * * *

         Packaging Corporation of America, a corporation organized and existing under the laws of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: that this corporation was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware.

         SECOND: that this corporation owns all the outstanding shares of the stock of The E-Z-DO Company, a corporation incorporated on the 25th day of February, 1953, pursuant to the Business Corporation Act of the State of New Jersey.

         THIRD: that this Corporation by the unanimous written consent of its Board of Directors, filed with the minutes of the Board of Directors on the 23rd day of March, 1973, determined to and did merge into itself, effective the 1st day of May, 1973, said The E-Z-DO Company.

              RESOLVED: that Packaging Corporation of America merge, and it does hereby merge, into itself said The E-Z-DO Company, and assumes all of its obligations; and further

              RESOLVED: that the merger shall become effective on May 1, 1973; and further

              RESOLVED: that the President or any Vice President and the Secretary or any Assistant Secretary of this corporation be, and they hereby are, directed to make and execute, under the corporate seal of this corporation, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said The E-Z-DO Company and to assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of the State of Delaware and a certified copy in the office of the Recorder of Deeds of New Castle County, Delaware and to do all acts and things whatsoever including, but not limited to, the filing with the Secretary of State of New Jersey, which may be in anywise necessary or proper to effect said merger.

         IN WITNESS WHEREOF, said Packaging Corporation of America has caused Its corporate seal to be hereunto affixed and this certificate to be signed by
E. J. Kenn, its Vice President, and attested by A. A. Haller, its Assistant Secretary, this 26th day of March, 1973.


                                             PACKAGING CORPORATION OF AMERICA

ATTEST:

/s/ A. A. HALLER                             By /s/ E. J. KENN
------------------------------                 ---------------------------------
     Assistant Secretary                                Vice President


STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )


         BE IT REMEMBERED, that on this 26th day of March, 1973, personally came before me, a Notary Public in and for the County and State aforesaid, E. J. Kenn, Vice President of Packaging Corporation of America, a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the same certificate to be his act and deed and the act and deed of said corporation and the facts stated therein to be true; and that the seal affixed to said certificate and attested to by the Assistant Secretary of said corporation is the corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.



[SEAL]                                          /s/ VERNIA MARBERRY
                                                --------------------------------
                                                Notary Public

                                     [LOGO]


                                      State
                                       of
                                    DELAWARE

                          Office of SECRETARY OF STATE


         I, ROBERT H. REED, Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Ownership of the "PACKAGING CORPORATION OF AMERICA", a corporation organized and existing under the laws of the State of Delaware, merging "FOAM AIR PACKAGING CORP." and "ARNOLD ASSOCIATES, INC.", corporations organized and existing under the laws of the State of Illinois, pursuant to
Section 253 of the General Corporation Law of the State of Delaware, as received and filed in this office the thirty-first day of December, A. D. 1975, at 10 o'clock A.M.


                         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Dover this thirty-first day of December in the year of our Lord one thousand nine hundred and seventy-five.


                                /s/ ROBERT H. REED
                                ------------------------------------------------
                                Robert H. Reed                Secretary of State

[SEAL]

                                /s/ GROVER A. BIDDLE
                                ------------------------------------------------
                                Grover A. Biddle    Assistant Secretary of State

State of Delaware     )
                      ) ss,
New Castle County     )


         I, Leo J. Dugan, Jr., Recorder of Deeds for New Castle County, Delaware, do hereby certify that Certified Copy of Certificate of Ownership and Merger of "PACKAGING CORPORATION OF AMERICA" (DEL.DOM.) MERGING "FOAM AIR PACKAGING CORP." (ILL.DOM) AND "ARNOLD ASSOCIATES, INC." (ILL.DOM.) was received for record in this office on December 31, 1975 and the same appears of record in the Recorder's Office of said County.

         Witness my hand and Official Seal, this thirty-first day of December A.
D. 1975.


                                                 /s/ LEO J. DUGAN, JR.
                                                 -------------------------------
                                                                        Recorder

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                          FOAM AIR PACKAGING CORP., AND
                             ARNOLD ASSOCIATES, INC.
                                      INTO
                        PACKAGING CORPORATION OF AMERICA
                       __________________________________


         PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of Delaware.

         DOES HEREBY CERTIFY:

         FIRST: that this corporation was incorporated on the 19th day of April, 1965 pursuant to the General Corporation Law of the State of Delaware, as amended.

         SECOND: that this corporation owns all the outstanding shares of the stock of Foam Air Packaging Corp., a corporation incorporated on the 7th day of April, 1961 pursuant to the Illinois Business Corporation Act.

         THIRD: that this corporation owns all the outstanding shares of the stock of Arnold Associates, Inc., a corporation incorporated on the 16th day of October, 1967 pursuant to the Illinois Business Corporation Act.

         FOURTH: that this corporation by the unanimous consent of its members, filed with the minutes of the Board of Directors on the 31st day of December, 1975, determined to and did merge into itself said Foam Air Packaging Corp. and Arnold Associates, Inc.

         RESOLVED, that Packaging Corporation of America merge, and it hereby does merge, into itself said Foam Air Packaging Corp. and Arnold Associates, Inc., and assumes all of their obligations; and further

         RESOLVED, that the merger shall become effective on January 1, 1976; and further

              RESOLVED, that the President or any Vice President and the Secretary or any Assistant Secretary of this Corporation be, and they hereby are, directed to make and execute, under the corporate seal of this Corporation, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Foam Air Packaging Corp. and Arnold Associates, Inc. and to assume their liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware, and a certified copy in the office of the Recorder of Deeds of New Castle County, Delaware, and to do all acts and things whatsoever, including but not limited to, the filing of the Articles of Merger of Subsidiary Corporations with the Secretary of State of Illinois, which may be in anywise necessary or proper to effect said merger.


              IN WITNESS WHEREOF, said Packaging Corporation of America has caused its corporate seal to be hereunto affixed and this certificate to be signed by E. J. Kenn, its Vice President, and attested by A. A. Haller, its Assistant Secretary, this 31st day of December, 1975.



                                             PACKAGING CORPORATION OF AMERICA

[CORPORATE SEAL]
                                             By /s/ E. J. KENN
ATTEST:                                         --------------------------------
                                                        Vice President

/s/ A. A. HALLER
-----------------------------------
      Assistant Secretary

STATE OF ILLINOIS    )
                     ) SS.
COUNTY OF COOK       )


              BE IT REMEMBERED, THAT on this 31st day of December 1975, personally came before me, a Notary Public in and for the County and State aforesaid, E. J. Kenn, Vice President of Packaging Corporation of America, a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the same certificate to be his act and deed and the act and deed of said corporation and the facts stated therein to be true; and that the seal affixed to said certificate and attested to by the Assistant Secretary of said corporation is the corporate seal of said corporation.

              IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.



                                                       /s/ JUDITH [ILLEGIBLE]
NOTARIAL SEAL                                          -------------------------
                                                       Notary Public

                                     [LOGO]


                                      State
                                       of
                                    DELAWARE


                          Office of SECRETARY OF STATE

              I, Michael Harkins, Secretary of State of the State of Delaware, do hereby certify that the attached is a true and correct copy of Certificate of Ownership filed in this office on December 29, 1981



                                         /s/ MICHAEL HARKINS
                                         ---------------------------------------
                                           Michael Harkins, Secretary of State


                                         BY: M. C. DAVIS
                                            ------------------------------------
[SEAL]

                                         DATE:  August 15, 1989
                                              ----------------------------------

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                   PACKAGING CORPORATION OF AMERICA (ALABAMA)
                                      INTO
                        PACKAGING CORPORATION OF AMERICA

                                    * * * *


         PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: that this Corporation was incorporated on April 19, 1965, pursuant to the General Corporation Law of the State of Delaware, as amended.

         SECOND: that this Corporation owns all the outstanding shares of Packaging Corporation of America, a corporation incorporated on August 18, 1972, pursuant to the Alabama Business Corporation Act.

         THIRD: that this Corporation by the following resolution of its Board of Directors, duly adopted by unanimous written consent dated as of December 28, 1981, determined to and did merge into itself said PACKAGING CORPORATION OF AMERICA (Alabama):

              RESOLVED, that this Corporation merge, and it does hereby merge, into itself its wholly-owned subsidiary PACKAGING CORPORATION OF AMERICA, an Alabama corporation, and that this Corporation assume, and it does hereby assume, all of the liabilities and obligations of said corporation; and it is further

              RESOLVED, that the merger shall become effective on December 31, 1981; and it is further

              RESOLVED, that upon the merger becoming effective, each share of Capital Stock, par value $1.00 per share, of PACKAGING CORPORATION OF AMERICA (Alabama) which is issued and outstanding immediately prior to the merger shall cease to exist and be cancelled; and it is further

              RESOLVED, that the President or any Vice President and this Secretary or any Assistant Secretary of this Corporation be, and they hereby are, directed to make and execute, under the corporation seal of this Corporation, a Certificate of Ownership and Merger setting forth a copy of these resolutions and the date of adoption thereof, and to cause the same to be filed in the office of the Secretary of State of Delaware, and a certified copy in the office of the Recorder of Deeds of New Castle County, Delaware, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

         IN WITNESS WHEREOF, said PACKAGING CORPORATION OF AMERICA has caused its corporate seal to be affixed and this Certificate to be signed by R. D. Harlow, a Vice President, and attested by J. R. Olsen, its Assistant Secretary, this 28th day of December, 1981.


                                         PACKAGING CORPORATION OF AMERICA

                                         By /s/ R. D. HARLOW
                                            -----------------------------
                                            R. D. Harlow, Vice President


ATTEST:


J. R. OLSEN
-------------------------------------
J. R. Olsen, Assistant Secretary



STATE OF ILLINOIS   )
                    ) SS.
COUNTY OF COOK      )



         BE IT REMEMBERED, that on this 28th day of December, 1981, personally came before me, a Notary Public in and for the County and State aforesaid, R. D. Harlow, Vice President of Packaging Corporation of America, a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the same certificate to be his act and deed and the act and deed of said corporation and the facts stated therein to be true; and that the seal affixed to said certificate and attest to by the Assistant Secretary of said corporation is the corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                                                          [SEAL]


                                          /s/ [ILLEGIBLE]
                                          -------------------------------------
                                          Notary Public



                                          My Commission Expires June 29, 1984

                                     [LOGO]


                               STATE OF DELAWARE

                          OFFICE OF SECRETARY OF STATE


     I, MICHAEL HARKINS, Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Change of Location of Registered Office of the companies represented by "The Corporation Trust Company", as it applies to "PACKAGING CORPORATION OF AMERICA", as received and filed in this office the twenty-seventh day of July, A.D. 1984, at 4:30 o'clock P.M.



                    In Testimony Whereof, I have hereunto set my hand and official seal at Dover this thirteenth day of June in the year of our Lord one thousand nine hundred and eighty-five.




[SEAL]                                   /s/ MICHAEL HARKINS
                                         -----------------------------------
                                         Michael Harkins, Secretary of State

                      CERTIFICATE OF CHANGE OF ADDRESS OF

                   REGISTERED OFFICE AND OF REGISTERED AGENT

            PURSUANT TO SECTION 134 OF TITLE 8 OF THE DELAWARE CODE


         To:      DEPARTMENT OF STATE
                  Division of Corporations
                  Townsend Building
                  Federal Street
                  Dover, Delaware 19903


         Pursuant to the provisions of Section 134 of title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:

         1. The name of the agent is: The Corporation Trust Company

         2. The address of the old registered office was:

                           100 West Tenth Street
                           Wilmington, Delaware 19801


         3. The address to which the registered office is to be changed is:

                           Corporation Trust Center
                           1209 Orange Street
                           Wilmington, Delaware 19801

            The new address will be effective on July 30, 1984.

         4. The name of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.


                 IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its Vice-President and Assistant Secretary this 25th day of July, 1984.




                                                THE CORPORATION TRUST COMPANY
                                             -----------------------------------
                                                 (Name of Registered Agent)


                                             By /s/ VIRGINIA COLWELL
                                               ---------------------------------
                                                    (Vice-President)



ATTEST:

/s/ [ILLEGIBLE]
---------------------------------
    (Assistant Secretary)

                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE

                                ---------------

         I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP & MERGER OF PACKAGING CORPORATION OF AMERICA FILED IN THIS OFFICE ON THE ELEVENTH DAY OF DECEMBER, A.D. 1985, AT 10 O'CLOCK A.M.

                                 ::::::::::::::





[SEAL]                                   /s/ MICHAEL HARKINS
                                         -----------------------------------
                                         Michael Harkins, Secretary of State

                                         AUTHENTICATION:
                                                       :2303562
                                                   DATE:
                                                        08/15/1989

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                                ABCO CARTAGE CO.
                                      INTO
                        PACKAGING CORPORATION OF AMERICA


         Packaging Corporation of America, a corporation organized and existing under the laws of Delaware, DOES HEREBY CERTIFY:

         FIRST: That this corporation was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware.

         SECOND: That this corporation owns all of the outstanding shares of each class of the stock of ABCO Cartage Co. a corporation incorporated on the 15th day of November, 1950, pursuant to the Business Corporation Act of the State of Michigan.

         THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of the board on the 7th day of November, 1985, determined to and did merge into itself said ABCO Cartage Co.:

         RESOLVED, that this Corporation merge, and it does hereby merge, into itself, its wholly-owned subsidiary, ABCO Cartage Co., a Michigan corporation, and that this Corporation, assume, and it does hereby assume, all of the liabilities and obligations of said corporation; and it is further

         RESOLVED, that the merger shall become effective on December 31, 1985; and it is further

         RESOLVED, that upon the merger becoming effective, each share of Capital Stock, par value $1.00 per share, of ABCO Cartage Co., which is issued and outstanding immediately prior to the merger shall cease to exist and be cancelled; and it is further

         RESOLVED, that the President or any Vice-President and the Secretary or any Assistant Secretary, be and they hereby are, directed to make and execute, under the corporate seal of this Corporation, Articles of Merger setting forth a copy of these resolutions and the date of adoption thereof, and to cause the same to be filed in the office of the Secretary of State of Delaware and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and do any and all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

         Anything herein or elsewhere to the contrary notwithstanding this merger may be amended or terminated and abandoned by the Board of Directors of Packaging Corporation of America at any time prior to the date of filing the merger with the Secretary of State.

         IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by A. A. Haller, its Vice President and attested by Lynne A. Taylor, its Assistant Secretary, this 11th day of November, 1985.


                                             PACKAGING CORPORATION OF AMERICA


[SEAL]                                       By: /s/ A. A. HALLER
                                                -------------------------------
                                                   Vice President


ATTEST:


By: /s/ LYNNE A. TAYLOR
   ----------------------------
   Assistant Secretary

                               STATE OF DELAWARE

                                    [LOGO]

                          OFFICE OF SECRETARY OF STATE
                                _________________

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF PACKAGING CORPORATION OF AMERICA, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING DURA-BOX COMPANY, INC. A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW MEXICO, PURSUANT TO
SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE SIXTEENTH DAY OF DECEMBER, A.D. 1986, AT 10 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.






                                           /s/ MICHAEL HARKINS
                                           ------------------------------------
[SEAL]                                     Michael Harkins, Secretary of State

                                             AUTHENTICATION: 1050653

                                                       DATE: 12/17/1986

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                             DURA-BOX COMPANY, INC.

                                      INTO

                        PACKAGING CORPORATION OF AMERICA

                                   * * * * *


     PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (the "Company"),

     DOES HEREBY CERTIFY:

     FIRST: That the Company was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware and maintains its registered office at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

     SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of Dura-Box Company, Inc., a corporation incorporated on the 8th day of January, 1975, pursuant to the Business Corporation Act of the State of New Mexico.

     THIRD: That the Company by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of said Board as of the 1st day of November 1986, determined to and did merge into itself the said Dura-Box Company, Inc.:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Dura-Box
     Company, Inc. and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the shares of capital stock, par value $1.00 per share, of Dura-Box Company, Inc. which are issued and outstanding immediately prior to the merger shall be cancelled, and the remaining assets of Dura-Box Company, Inc. shall be distributed to the Company; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger and Articles of Merger, each of which setting forth a copy of the resolutions to merge said Dura-Box Company, Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Dura-Box Company, Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever. whether within or without the States of Delaware and New Mexico, which may be in anywise necessary or proper to effect said merger.


     IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by M. R. Haymon, its President, and attested by A. A. Haller, its Vice President, Secretary and General Counsel, this 1st day of November, 1986.


                                             PACKAGING CORPORATION OF AMERICA


                                             By  /s/ M. R. HAYMON
                                               ---------------------------------
                                               M. R. Haymon, President

ATTEST:


By  /s/ A. A. HALLER
  --------------------------------
  A. A. Haller, Vice President,
  Secretary and General Counsel

                               STATE OF DELAWARE

                                    [LOGO]

                          OFFICE OF SECRETARY OF STATE
                               _________________

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF PACKAGING CORPORATION OF AMERICA, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING EKCO PRODUCTS, INC. A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF ILLINOIS, PURSUANT TO
SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF DECEMBER, A.D. 1986, AT 10 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.






                                            /s/ MICHAEL HARKINS
                                            ------------------------------------
[SEAL]                                      Michael Harkins, Secretary of State

                                             AUTHENTICATION: 1122265

                                                       DATE: 02/12/1987

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                               EKCO PRODUCTS, INC.

                                      INTO

                        PACKAGING CORPORATION OF AMERICA

                                   * * * * *


     PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (the "Company"),

     DOES HEREBY CERTIFY:

     FIRST: That the Company was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware and maintains its registered office at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

     SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of Ekco Products, Inc., a corporation incorporated on the 10th day of March, 1955, pursuant to the Business Corporation Act of the State of Illinois.

     THIRD: That the Company by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of said Board as of the 8th day of December, 1986, determined to and did merge into itself the said Ekco Products, Inc.:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Ekco Products, Inc. and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the shares of capital stock, par value $1.00 per share, of Ekco Products, Inc. which are issued and outstanding immediately prior to the merger shall be cancelled, and the remaining assets of Ekco Products, Inc. shall be distributed to the Company; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger and Articles of Merger, each of which setting forth a copy of the resolutions to merge said Ekco Products, Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Ekco Products, Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the States of Delaware and Illinois, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by R. D. Harlow, its Senior Vice President, and attested by Karl A. Stewart, its Assistant Secretary, this 8th day of December, 1986.

                                           PACKAGING CORPORATION OF AMERICA


                                           By /s/ R. D. HARLOW
                                             -----------------------------------
                                             R. D. Harlow, Senior Vice President


ATTEST:


By  /s/ KARL A. STEWART
  -------------------------------------
  Karl A. Stewart, Assistant Secretary

                               STATE OF DELAWARE

                                    [LOGO]


                          OFFICE OF SECRETARY OF STATE
                              ____________________

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF PACKAGING CORPORATION OF AMERICA, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING E-Z POR CORPORATION A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, PURSUANT TO
SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF DECEMBER, A.D. 1986, AT 10:01 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.






                                            /s/ MICHAEL HARKINS
                                            ------------------------------------
[SEAL]                                      Michael Harkins, Secretary of State

                                             AUTHENTICATION: 1122282

                                                       DATE: 02/12/1987

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                               E-Z POR CORPORATION

                                      INTO

                       PACKAGING CORPORATION OF AMERICA

                                   * * * * *


     PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (the "Company"),

     DOES HEREBY CERTIFY:

     FIRST: That the Company was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware and maintains its registered office at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

     SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of E-Z Por Corporation, a corporation incorporated on the 24th day of October, 1979, pursuant to the General Corporation Law of the State of Delaware.

     THIRD: That the Company by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of said Board as of the 8th day of December, 1986, determined to and did merge into itself the said E-Z Por Corporation:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary E-Z Por
     Corporation and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger, which sets forth a copy of the resolutions to merge said E-Z Por Corporation into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said E-Z Por Corporation, and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by R. D. Harlow, its Senior Vice President, and attested by Karl A. Stewart, its Assistant Secretary, this 8th day of December, 1986.


                                     PACKAGING CORPORATION OF AMERICA


                                     By /s/ R. D. HARLOW
                                       -----------------------------------------
                                       R. D. Harlow, Senior Vice President

ATTEST:


By /s/ KARL A. STEWART
  -------------------------------------
  Karl A. Stewart, Assistant Secretary

                               STATE OF DELAWARE

                                    [LOGO]

                          OFFICE OF SECRETARY OF STATE
                             ______________________

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF PACKAGING CORPORATION OF AMERICA, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING A & E PLASTICS, INC. A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, PURSUANT TO
SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF DECEMBER, A.D. 1986, AT 10:02 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.







                                             /s/ MICHAEL HARKINS
                                             -----------------------------------
[SEAL]                                       Michael Harkins, Secretary of State

                                             AUTHENTICATION: 1122306

                                                       DATE: 02/12/1987

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                              A & E PLASTICS, INC.

                                      INTO

                        PACKAGING CORPORATION OF AMERICA

                                    * * * * *


     PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (the "Company"),

     DOES HEREBY CERTIFY:

     FIRST: That the Company was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware and maintains its registered office at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

     SECOND: That the Company owns all of the issued and outstanding shares of the capital stock Of A & E Plastics, Inc., a corporation incorporated on the 30th day of November, 1982, pursuant to the General Corporation Law of the State of Delaware.

     THIRD: That the Company by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of said Board as of the 8th day of December, 1986, determined to and did merge into itself the said A & E Plastics, Inc.:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary A & E
     Plastics, Inc. and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of ownership and Merger, which sets forth a copy of the resolutions to merge said A & E Plastics, Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said A & E Plastics, Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by R. D. Harlow, its Senior Vice President, and attested by Karl A. Stewart, its Assistant Secretary, this 8th day of December, 1986.



                                        PACKAGING CORPORATION OF AMERICA


                                        By /s/ R. D. HARLOW
                                          --------------------------------------
                                          R. D. Harlow, Senior Vice President


ATTEST:


By /s/ KARL A. STEWART
  -------------------------------------
  Karl A. Stewart, Assistant Secretary


RECEIVED FOR RECORD

   MAR 24 1987

William M. Haney, Recorder.

                               STATE OF DELAWARE

                                    [LOGO]

                          OFFICE OF SECRETARY OF STATE
                                _________________

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF PACKAGING CORPORATION OF AMERICA, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING LAKE STATES CARRIERS, INC. AND LAKE STATES CARRIERS, INC. CORPORATIONS ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF ILLINOIS, PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRD DAY OF FEBRUARY, A.D. 1987, AT 10 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.






                                            /s/ MICHAEL HARKINS
                                            ------------------------------------
[SEAL]                                      Michael Harkins, Secretary of State

                                             AUTHENTICATION: 1149005

                                                       DATE: 03/03/1987

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                           LAKE STATES CARRIERS, INC.

                                      INTO

                        PACKAGING CORPORATION OF AMERICA

                                   * * * * *


          PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (the "Company"),

          DOES HEREBY CERTIFY:

          FIRST: That the Company was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware and maintains its registered office at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

          SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of Lake States Carriers, Inc., a corporation incorporated on the 23rd day of July, 1959, pursuant to the Business Corporation Act of the State of Illinois.

          THIRD: That the Company by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of said Board as of the 1st day of January, 1987, determined to and did merge into itself the said Lake States Carriers, Inc.:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Lake States Carriers, Inc. and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the shares of capital stock, par value
     $100.00 per share, of Lake States Carriers, Inc. which are issued and outstanding immediately prior to the merger shall be cancelled, and the remaining assets of Lake States Carriers, Inc. shall be distributed to the Company; and it is further


          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger and Articles of Merger, each of which setting forth a copy of the resolutions to merge said Lake States Carriers, Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Lake States Carriers, Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the States of Delaware and Illinois, which may be in anywise necessary or proper to effect said merger.

          IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by R. D. Harlow, its Senior Vice President, and attested by Karl A. Stewart, its Assistant Secretary, this 1st day of January, 1987.


                                        PACKAGING CORPORATION OF AMERICA


                                        By /s/ R. D. HARLOW
                                          --------------------------------------
                                          R. D. Harlow, Senior Vice President


ATTEST:


By /s/ KARL A. STEWART
  ------------------------------------
  Karl A. Stewart, Assistant Secretary

                               STATE OF DELAWARE

                                    [LOGO]

                          OFFICE OF SECRETARY OF STATE
                                _________________

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF PACKAGING CORPORATION OF AMERICA, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING TENNESSEE RIVER PULP & PAPER COMPANY, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF
DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF DECEMBER, A.D. 1987, AT 10 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.






                                           /s/ MICHAEL HARKINS
                                           -------------------------------------
[SEAL]                                     Michael Harkins, Secretary of State

                                           AUTHENTICATION: 1531901

                                                     DATE: 01/04/1988

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                      TENNESSEE RIVER PULP & PAPER COMPANY

                                      INTO

                        PACKAGING CORPORATION OF AMERICA

                                   * * * * *


     PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (the "Company"),

     DOES HEREBY CERTIFY:

     FIRST: That the Company was incorporated on the 19th day of June, 1965, pursuant to the General Corporation Law of the State of Delaware and maintains its registered office at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

     SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of Tennessee River Pulp & Paper Company, a corporation incorporated on the 3rd day of January, 1956, pursuant to the General Corporation Law of the State of Delaware.

     THIRD: That the Company by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of said Board as of the 7th day of December, 1987, determined to and did merge into itself the said Tennessee River Pulp & Paper Company:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Tennessee
     River Pulp & Paper Company and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the proper offices of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger which sets forth a copy of the resolutions to merge said Tennessee River Pulp & Paper Company into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Tennessee River Pulp & Paper Company, and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by R. D. Harlow, Senior Vice President, and attested by J. R. Olsen, its Assistant Secretary, this 7th day of December, 1987.


                                        PACKAGING CORPORATION OF AMERICA


                                        By /s/ R. D. HARLOW
                                          ------------------------------------
                                          R. D. Harlow, Senior Vice President


ATTEST:


By /s/ J. R. OLSEN
  ------------------------------------
  J. R. Olsen, Assistant Secretary

                               STATE OF DELAWARE

                                    [LOGO]

                          OFFICE OF SECRETARY OF STATE
                                _________________

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF PACKAGING CORPORATION OF AMERICA, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING WESTERN PACKAGING, INC. A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF COLORADO, PURSUANT TO
SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF MAY, A.D. 1988, AT 10 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.






                                           /s/ MICHAEL HARKINS
                                           -------------------------------------
[SEAL]                                     Michael Harkins, Secretary of State

                                           AUTHENTICATION: 1731817

                                                       DATE: 05/31/1988

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                    MERGING

                            WESTERN PACKAGING, INC.

                                      INTO

                        PACKAGING CORPORATION OF AMERICA

                                   * * * * *


          PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (the "Company"),

          DOES HEREBY CERTIFY:

          FIRST: That the Company was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware and maintains its registered office at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

          SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of Western Packaging, Inc., a corporation incorporated on the 2nd day of May, 1979, pursuant to the Colorado Corporation Code.

          THIRD: That the Company by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of said Board as of the 16th day of May, 1988, determined to and did merge into itself the said Western Packaging, Inc.:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Western
     Packaging, Inc. and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the shares of capital stock, par value $.01 per share, of Western Packaging, Inc. which are issued and outstanding immediately prior to the merger shall be cancelled, and the remaining assets of Western Packaging, Inc. shall be distributed to the Company; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger and Articles of Merger, each of which setting forth a copy of the resolutions to merge said Western Packaging, Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Western Packaging, Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the States of Delaware and Colorado, which may be in anywise necessary or proper to effect said merger.

          IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by R. D. Harlow, its Senior Vice President, and attested by Nancy C. Barnes, its Assistant Secretary, this 16th day of May, 1988.


                                        PACKAGING CORPORATION OF AMERICA


                                        By /s/ R. D. HARLOW
                                          --------------------------------------
                                          R. D. Harlow, Senior Vice President


ATTEST:


By /s/ NANCY C. BARNES
   ------------------------------------
   Nancy C. Barnes, Assistant Secretary


                                               RECEIVED FOR RECORD
                                                    JUN 1 1988
                                                William M. Honey, Recorder

                               STATE OF DELAWARE

                                    [LOGO]

                          OFFICE OF SECRETARY OF STATE
                                _________________

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF PACKAGING CORPORATION OF AMERICA, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING MIDDLETON BROKERAGE CO., INC. A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF CALIFORNIA, PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JUNE, A.D. 1988, AT 10 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.






                                           /s/ MICHAEL HARKINS
                                           -------------------------------------
[SEAL]                                     Michael Harkins, Secretary of State

                                           AUTHENTICATION: 1770278

                                                     DATE: 06/30/1988

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                          MIDDLETON BROKERAGE CO., INC.

                                      INTO

                        PACKAGING CORPORATION OF AMERICA

                                   * * * * *


          PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (the "Company"),

          DOES HEREBY CERTIFY:

          FIRST: That the Company was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware and maintains its registered office at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

          SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of Middleton Brokerage Co., Inc., a corporation incorporated on the 15th day of June, 1961, pursuant to the General Corporation Law of the State of California.

          THIRD: That the Company by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of said Board as of the 16th day of May, 1988, determined to and did merge into itself the said Middleton Brokerage Co., Inc.:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Middleton
     Brokerage Co., Inc. and assume all of said corporation's liabilities and obligations; and it is further

         RESOLVED, that the proper officers of the Company be, and\they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger and Certificate of Ownership, each of which setting forth a copy of the resolutions to merge said Middleton Brokerage Co., Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Middleton Brokerage Co., Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the States of Delaware and California, which may be in anywise necessary or proper to effect said merger.

          IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by R. D. Harlow, its Senior Vice President, and attested by Nancy C. Barnes, its Assistant Secretary, this 16th day of May, 1988.


                                        PACKAGING CORPORATION OF AMERICA


                                        By /s/ R. D. HARLOW
                                          --------------------------------------
                                           R. D. Harlow, Senior Vice President



ATTEST:


By /s/ NANCY C. BARNES
  --------------------------------------
  Nancy C. Barnes, Assistant Secretary

                               STATE OF DELAWARE

                                    [LOGO]

                          OFFICE OF SECRETARY OF STATE
                                _________________

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF PACKAGING CORPORATION OF AMERICA, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING ICONFORE INC. A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRD DAY OF AUGUST, A.D. 1988, AT 10 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.





                                           /s/ MICHAEL HARKINS
                                           -----------------------------------
[SEAL]                                     Michael Harkins, Secretary of State

                                           AUTHENTICATION: 1813589

                                                     DATE: 08/03/1988

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                                  ICONFORE INC.

                                      INTO

                        PACKAGING CORPORATION OF AMERICA

                                   * * * * *


          PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (the "Company"),

          DOES HEREBY CERTIFY:

          FIRST: That the Company was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware and maintains its registered office at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

          SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of Iconfore Inc., a corporation incorporated on the 19th day of December, 1986, pursuant to the General Corporation Law of the State of Delaware.

          THIRD: That the Company by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of said Board as of the 8th day of July, 1988, determined to and did merge into itself the said Iconfore Inc.:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Iconfore Inc. and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger, which sets forth a copy of the resolutions to merge said Iconfore Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Iconfore Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

          IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by R. D. Harlow, its Senior Vice President, and attested by Nancy C. Barnes, its Assistant Secretary, this 8th day of July, 1988.


                                        PACKAGING CORPORATION OF AMERICA


                                        By /s/ R. D. HARLOW
                                          --------------------------------------
                                           R. D. Harlow, Senior Vice President




ATTEST:


By /s/ NANCY C. BARNES
  --------------------------------------
  Nancy C. Barnes, Assistant Secretary

                               STATE OF DELAWARE

                                    [LOGO]

                          OFFICE OF SECRETARY OF STATE
                                _________________

     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF PACKAGING CORPORATION OF AMERICA, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING ECONOMY PRINTING & LITHOGRAPHING CO. A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF TEXAS, PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF SEPTEMBER, A.D. 1988, AT 10 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.






                                           /s/ MICHAEL HARKINS
                                           -----------------------------------
[SEAL]                                     Michael Harkins, Secretary of State

                                           AUTHENTICATION: 1877862

                                                     DATE: 09/30/1988

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                      ECONOMY PRINTING & LITHOGRAPHING CO.

                                      INTO

                        PACKAGING CORPORATION OF AMERICA

                                   * * * * *


     PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (the "Company"),

     DOES HEREBY CERTIFY:

     FIRST: That the Company was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware and maintains its registered office at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

     SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of Economy Printing & Lithographing Co., a corporation incorporated on the 4th day of June, 1957, pursuant to the Texas Business Corporation Act.

     THIRD: That the Company by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of said Board as of the 18th day of August, 1988, determined to and did merge into itself the said Economy Printing & Lithographing Co.:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Economy
     Printing & Lithographing Co. and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the proper offices of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger and Articles of Merger, each of which sets forth a copy of the resolutions to merge said Economy Printing & Lithographing Co. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Economy Printing & Lithographing Co., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the States of Delaware and Texas, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by R. D. Harlow, its Senior Vice President and attested by Nancy C. Barnes, its Assistant Secretary, this 18th day of August, 1988.


                                     PACKAGING CORPORATION OF AMERICA


                                     By /s/ R. D. HARLOW
                                       -----------------------------------------
                                        R. D. Harlow, Senior Vice President


ATTEST:


By /s/ NANCY C. BARNES
  --------------------------------------
  Nancy C. Barnes, Assistant Secretary

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                          REVERE FOIL CONTAINERS, INC.

                                      INTO

                        PACKAGING CORPORATION OF AMERICA

                                   * * * * *


     PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (the "Company"),

     DOES HEREBY CERTIFY:

     FIRST: That the Company was incorporated on the 19th day of April, 1965, pursuant to the General Corporation Law of the State of Delaware and maintains its registered office at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

     SECOND: That the Company owns all of the issued and outstanding shares of the capital stock of Revere Foil Containers, Inc., a corporation incorporated on the 27th day of June, 1988, pursuant to the General Corporation Law of the State of Delaware.

     THIRD: That the Company by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of said Board as of the 7th day of September, 1988, determined to and did merge into itself the said Revere Foil Containers, Inc.:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Revere Foil Containers, Inc. and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger, which sets forth a copy of the resolutions to merge said Revere Foil Containers, Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Revere Foil Containers, Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.


     IN WITNESS WHEREOF, said Packaging Corporation of America has caused this certificate to be signed by R. E. Fuqua, its Vice President, and attested by Nancy C. Barnes, its Assistant Secretary, this 7th day of September, 1988.


                                        PACKAGING CORPORATION OF AMERICA


                                        By /s/ R. E. FUQUA
                                          --------------------------------------
                                           R. E. Fuqua, Vice President



ATTEST:


By /s/ NANCY C. BARNES
  ------------------------------------
  Nancy C. Barnes, Assistant Secretary


                                                    RECEIVED FOR RECORD
                                                       OCT 04 1988
                                                    William M. Honey, Recorder

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE
                        ________________________________



     I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF PACKAGING CORPORATION OF AMERICA, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING PAKON INDUSTRIES A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF CALIFORNIA, TENNESSEE RIVER PULP & PAPER COMPANY A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-FIFTH DAY OF NOVEMBER, A.D. 1992, AT 10 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.




                                           /s/ MICHAEL RATCHFORD
[SEAL]                                     -------------------------------------
                                           Michael Ratchford, Secretary of State

                                           AUTHENTICATION: *3674847

                                                     DATE:   11/25/1992

                                 CERTIFICATE OF
                          OWNERSHIP AND MERGER MERGING
                      TENNESSEE RIVER PULP & PAPER COMPANY
                                       AND
                                PAKON INDUSTRIES
                                  INTO AND WITH
                        PACKAGING CORPORATION OF AMERICA

     PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), DOES HEREBY CERTIFY:

     FIRST: That it is the owner of all the issued and outstanding stock of:

     1. TENNESSEE RIVER PULP & PAPER COMPANY, a Delaware corporation, incorporated on August 17, 1988; and

     2. PAKON INDUSTRIES, a California corporation, incorporated on January 15, 1987

(hereinafter collectively referred to as the "Companies")

     SECOND: That, in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of the Company, by written consent, adopted the following resolutions to merge the Companies into and with the Company:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Tennessee River Pulp & Paper Company, a Delaware corporation, and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Tennessee River Pulp & Paper Company into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Tennessee River Pulp & Paper Company, and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

                                * * *

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Pakon
     Industries, a California corporation, and assume all of said corporations liabilities and obligations; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Pakon Industries into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Pakon Industries, and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the States of California and Delaware, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said PACKAGING CORPORATION OF AMERICA has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Jaime Taronji, Jr., a Vice President, and James D. Gaughan, its Assistant Secretary, as of November 4, 1992


                                             PACKAGING CORPORATION OF AMERICA


                                             BY:   /s/ JAIME TARONJI, JR.
                                                --------------------------------
                                                     Jaime Taronji, Jr.,
                                                       Vice President


ATTEST



    /s/ JAMES D. GAUGHAN
-----------------------------
      James D. Gaughan
     Assistant Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE
                        ________________________________


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PACKAGING CORPORATION OF AMERICA", CHANGING ITS NAME FROM "PACKAGING CORPORATION OF AMERICA" TO "TENNECO PACKAGING INC.", FILED IN THIS OFFICE ON THE SECOND DAY OF NOVEMBER, A.D. 1995, AT 11 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.





                                         /s/ EDWARD J. FREEL
[SEAL]                                   --------------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:  7697784
                                                   DATE:  11-02-95

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        PACKAGING CORPORATION OF AMERICA

     PACKAGING CORPORATION OF AMERICA, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), DOES HEREBY CERTIFY:

     FIRST: That the Board Of Directors of the Company, by Consent of Directors dated as of August 31, 1995, adopted a resolution setting forth a proposed Amendment to the Certificate of Incorporation of the Company, declaring said Amendment to be advisable. The resolution setting forth the proposed Amendment is as follows:

            "RESOLVED, that the Certificate of Incorporation of the Company be amended by deleting in its entirety Article FIRST thereof, and by inserting in lieu thereof the provision hereinafter set forth so that the said Article FIRST shall be and read as follows:

         "FIRST: The name of the corporation is Tenneco Packaging Inc.".

     SECOND: That thereafter, the said Amendment has been consented to and authorized by the holder of all the issued and outstanding stock entitled to vote thereon by a written Consent given in accordance with the provisions of
Section 228 of the General Corporation Law of the State of Delaware and filed with the Company on the 31st day of August, 1995.

     THIRD: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said PACKAGING CORPORATION OF AMERICA has caused this Certificate to be signed by its Vice President and its corporate seal to be hereunto affixed and attested by its corporate Assistant Secretary, this 31st day of August, 1995.


                                        PACKAGING CORPORATION OF AMERICA


                                        By: /s/ ROBERT G. SIMPSON
                                           -------------------------------------
                                               Robert G. Simpson
                                                 Vice President
By: /s/ JAMES D. GAUGHAN
   --------------------------
       James D. Gaughan,
      Assistant Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE
                        ________________________________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "TENNECO MOORHEAD ACQUISITION INC.", A DELAWARE CORPORATION, WITH AND INTO "TENNECO PACKAGING INC." UNDER THE NAME OF "TENNECO PACKAGING INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTEENTH DAY OF JUNE, A.D. 1997, AT 4 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.





                                         /s/ EDWARD J. FREEL
[SEAL]                                   --------------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:  8520143
                                                   DATE:  06-19-97

                                 CERTIFICATE OF
                          OWNERSHIP AND MERGER MERGING
                        TENNECO MOORHEAD ACQUISITION INC.
                                  INTO AND WITH
                              TENNECO PACKAGING INC.
                             _______________________


     TENNECO PACKAGING INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST: That it is the owner of all the issued and outstanding stock of TENNECO MOORHEAD ACQUISITION INC., a Delaware corporation, incorporated on May 16, 1996.

     SECOND: That, in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of TENNECO PACKAGING INC., by written consent, adopted the following resolutions, dated as of June 12, 1997, to merge TENNECO MOORHEAD ACQUISITION INC. into and with TENNECO PACKAGING INC.:

             RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary TENNECO MOORHEAD ACQUISITION INC. and assume all of said corporation's liabilities and obligations; and it is further

             RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said TENNECO MOORHEAD ACQUISITION INC. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said TENNECO MOORHEAD ACQUISITION INC., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said TENNECO PACKAGING INC. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Robert G. Simpson, its Vice President, and James D. Gaughan, its Assistant Secretary, as of June 12, 1997.


                                        TENNECO PACKAGING INC.


                                        BY: /s/ ROBERT G. SIMPSON
                                           -------------------------------------
                                           Robert G. Simpson, Vice President


ATTEST:



/s/ JAMES D. GAUGHAN
--------------------------
James D. Gaughan
Assistant Secretary









                                     - 2 -